UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 15, 2010
L-1 IDENTITY SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-33002 (Commission File Number)	02-0807887 (I.R.S. Employer Identification No.)

177 BROAD STREET	06901
STAMFORD, CT	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number including area code: (203) 504-1100
Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On December 15, 2010, L-1 Identity Solutions, Inc. (“L-1” or the “Company”) issued a press release announcing that a special meeting of stockholders to vote on the previously announced merger transaction with Safran SA has been scheduled to be held at the Hyatt Regency-Greenwich hotel located at 1800 E Putnam Ave, Old Greenwich, CT on February 3, 2011 at 2 p.m. Eastern Time. L-1 stockholders of record as of the close of business on December 27, 2010 will be entitled to receive notice of and voting materials relating to the special meeting. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
Forward Looking Statements
This Form 8-K contains forward-looking statements that involve risks and uncertainties. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect the Company’s current views based on management’s beliefs and assumptions and information currently available. Forward-looking statements concerning future plans or results are necessarily only estimates, and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the availability of customer funding for L-1 products and solutions, general economic and political conditions, the timing of consummating the previously-announced proposed transactions with Safran SA and BAE Systems, Inc., the risk that a condition to closing such proposed transactions may not be satisfied, the risk that a regulatory approval that may be required for such proposed transactions is not obtained or is obtained subject to conditions that are not anticipated, the ability of the Company to successfully refinance or amend its credit agreement on a timely basis if required, and additional risks and uncertainties described in the Securities and Exchange Commission filings of L-1 Identity Solutions, including its Form 10-K for the year ended December 31, 2009 and the Company’s Form 10-Q for the quarter ended September 30, 2010 and the Form 8-K filed on November 17, 2010. L-1 Identity Solutions expressly disclaims any intention or obligation to update any forward-looking statements.
Important Information for Investors and Stockholders
This communication may be deemed to be solicitation material in respect of the proposed acquisition of L-1 by Safran. In connection with the proposed acquisition, on November 23, 2010, L-1 filed preliminary materials with the SEC, including a preliminary proxy statement on Schedule 14A. These materials are not yet final and will be amended. INVESTORS AND SECURITY HOLDERS OF L-1 ARE URGED TO READ THESE MATERIALS AND THE DEFINITIVE VERSIONS THEREOF WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED ACQUISITION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT L-1, SAFRAN AND THE PROPOSED ACQUISITION.
Investors and security holders may obtain a copy of the preliminary materials filed on November 23, 2010, the definitive versions of these materials and other and relevant materials (when they become available), and any other documents (when they become available) filed with the SEC free of charge at the SEC’s web site at www.sec.gov. The preliminary materials, the definitive versions thereof and such other documents, when they become available, may also be obtained free of charge on L-1’s website at www.L1ID.com under the tab “Investor Relations” or by contacting L-1’s investor relations department at (203) 504-1109.

L-1 and its directors and executive officers may be deemed to be participants in the solicitation of proxies of L-1 stockholders in connection with the proposed acquisition. Information regarding L-1’s directors and executive officers is set forth in L-1’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 16, 2010. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are set forth in the preliminary proxy statement filed on November 23, 2010.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	L-1 Identity Solutions, Inc. Press Release, dated December 15, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 15, 2010

L-1 IDENTITY SOLUTIONS, INC.
By:	/s/ Robert V. LaPenta
	Name:	Robert V. LaPenta
	Title:	Chairman, President & CEO

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	L-1 Identity Solutions, Inc. Press Release, dated December 15, 2010